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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): April 5, 2005

                      Fortune Diversified Industries, Inc.
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               (Exact name of registrant as specified in charter)


             Delaware                 0-19049            74-2504501
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   (State or other jurisdiction     (Commission        (IRS Employer
         of incorporation)          File Number)     Identification No.)



     6402 Corporate Drive, Indianapolis, Indiana            46278
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      (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (317) 532-1374


                                       N/A
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          (Former name or former address, if changed since last report)




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Fortune Diversified Industries, Inc.
SEC Form 8-K

Item 2.01  Completion of Acquisition or Disposition of Assets.


         On April 5, 2005 the Registrant completed its acquisition of CSM, Inc. ("CSM") and its subsidiary companies pursuant to an Agreement and Plan of Merger (the "Agreement") by and between the Registrant, CSM, CSM Merger Corporation, Carter M. Fortune, Marc Fortune, Greg Daily, Harbinger Mezzanine Partners, L.P., Doug Altenbern, Jeff Gould, Bob Boston, and Don Denbo. CSM is the holding company for Century II Staffing, Inc. ("Century II") and other related subsidiary entities. Century II is a professional employer organization that is based in Tennessee. The terms of the Agreement include, among other things, the payment of approximately $2 Million by the Registrant to retire certain debts owed by CSM, the payment of approximately $650,000 in cash by the Registrant to the shareholders of CSM, a portion of which shall be held in escrow for payment of certain tax debts that may be owed by CSM, and the issuance of 1,500,000 shares of FDI Common Stock to be held in escrow until such time as the shares may be earned by the shareholders of CSM upon the achievement of certain financial performance measures by Century II.

Item 9.01  Financial Statements and Exhibits.

         (a) and (b) Financial statements of business acquired and Pro forma financial information.

         It is impracticable to provide the required financial statements for the acquired business described in Item 2.01 at this time. The Registrant will file the required financial statements as they are available, which is anticipated to be not later than 71 calendar days after the required filing date of this Form 8-K.

         (c)  Exhibits:

         Exhibit No.     Description of Exhibit
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         2.1             Agreement and Plan of Merger, filed April 5, 2005.
         99.1            Press Release, dated April 5, 2005.


























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Fortune Diversified Industries, Inc.

                                         By: /s/ Amy Gallo
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                                             Amy Gallo
                                             Chief Financial Officer

Date: April 11, 2005































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